                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 5, 2006
                                                        ----------------

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    333-117495               73-1703260
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

               75 Rockefeller Plaza, 27th Floor
                    New York, New York                         10019
            ----------------------------------------         ----------
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December  8, 2006,  GlobalOptions  Group,  Inc.,  a Nevada  corporation
("GlobalOptions-NV")  was merged (the "Merger")  with and into its  newly-formed and wholly-owned  subsidiary,  GlobalOptions Group, Inc., a Delaware corporation
("GlobalOptions-DE"),  pursuant to an Agreement  and Plan of Merger (the "Merger
Agreement")  dated  December  5,  2006  and  approved  by  the  stockholders  of
GlobalOptions-NV  at a special meeting of stockholders  held on December 5, 2006
(the  "Special  Meeting").  As a  result  of the  Merger,  GlobalOptions-NV  and
GlobalOptions-DE  became a single corporation named  GlobalOptions  Group, Inc., existing under and governed by the laws of the State of Delaware (the "Surviving
Entity").

      Under  the  terms  of  the   Merger,   each  share  of  common   stock  of
GlobalOptions-NV  issued and  outstanding  was exchanged for one share of common stock of GlobalOptions-DE, each share of Series A Convertible Preferred Stock of
GlobalOptions-NV  issued and outstanding was exchanged for one share of Series A
Convertible  Preferred  Stock of  GlobalOptions-DE  and each  share of  Series B
Convertible  Preferred  Stock of  GlobalOptions-NV  issued and  outstanding  was
exchanged   for  one  share  of  Series  B   Convertible   Preferred   Stock  of
GlobalOptions-DE, such that all former holders of securities of GlobalOptions-NV are now holders of securities of the Surviving Entity. Additionally, pursuant to
the  Merger,  the  Certificate  of  Incorporation  of  the  Company,   Series  A
Convertible  Preferred Stock  Certificate of  Designations of  GlobalOptions-DE,
Series  B  Convertible   Preferred   Stock   Certificate  of   Designations   of
GlobalOptions-DE  and  By-laws of  GlobalOptions-DE  became the  Certificate  of
Incorporation,  Series A Convertible Preferred Stock Certificate of Designation,
Series B Convertible  Preferred Stock Certificate of Designations and By-laws of the Surviving Entity (the "Charter Instruments").

      At the Special Meeting, the stockholders of GlobalOptions-NV also approved the 2006 Long-Term  Incentive Plan (the "Incentive  Plan") and the 2006 Employee
Stock Purchase Plan (the "Stock Purchase Plan"),  both of which became effective immediately  following  their approval.  The Incentive Plan reserves  12,000,000 shares of the Surviving  Entity's common stock for issuance.  The Incentive Plan empowers  the  Surviving  Entity to grant stock  options and stock  appreciation rights, and  performance-based  cash and stock and other equity-based awards. In connection  with the adoption of the Incentive  Plan, the Surviving  Entity will not grant any further  awards under either the Company's  2005 Stock Option Plan or 2006 Stock Option Plan. The Stock Purchase Plan reserves  2,000,000 shares of the Surviving  Entity's common stock for issuance pursuant to the Stock Purchase
Plan. The Stock Purchase Plan permits  eligible  employees to purchase shares of the Surviving Entity's common stock.

      The  foregoing  descriptions  of  the  Merger  Agreement,  Certificate  of
Incorporation,  By-laws,  Certificate  of  Designations  of Series A Convertible
Preferred Stock,  Certificate of Designations of Series B Convertible  Preferred
Stock,  2006 Long-Term  Incentive Plan and 2006 Employee Stock Purchase Plan are
not complete and are  qualified in their  entirety by reference to the full text of such  documents,  copies  of which are filed  herewith  and are  incorporated herein by reference.

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITIES HOLDERS

      The Charter Instruments, along with the laws of the State of Delaware, now govern the  affairs  of the  Surviving  Entity  and the rights of the  Surviving
Entity's stockholders. Among other things, the Charter Instruments increased the authorized  capital stock from  100,000,000  shares to 115,000,000  shares.  For additional information regarding the Charter Instruments and their impact on the rights of  securities  holders,  see the  disclosure  set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

      Additionally,  at the Special Meeting,  stockholders approved an amendment to the Certificate of  Incorporation  of the Surviving Entity granting the board of directors of the Surviving  Entity  discretion,  until December 31, 2007, the power to effect a reverse stock split such that one new share of common stock of the Surviving Entity may be issued for any of five, six, seven,  eight,  nine or ten shares of outstanding common stock of the Surviving Entity.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d) EXHIBITS

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Report.

      Exhibit No.                          Description
      -----------                          -----------

          2.1      Agreement and Plan of Merger between GlobalOptions Group,
                   Inc., a Nevada corporation and GlobalOptions Group, Inc., a
                   Delaware corporation, dated as of December 5, 2006.

          3.1      Certificate of Incorporation of GlobalOptions Group, Inc.,
                   dated as of November 3, 2006.

          3.2      By-laws of GlobalOptions Group, Inc., dated as of November
                   3, 2006.

          3.3      Certificate of Designations, Powers, Preferences and Other
                   Rights and Qualifications of Series A Convertible Preferred
                   Stock.

          3.4      Certificate of Designations, Powers, Preferences and Other
                   Rights and Qualifications of Series B Convertible Preferred
                   Stock.

         10.1      GlobalOptions Group, Inc. 2006 Long-Term Incentive Plan,
                   dated as of December 5, 2006.

         10.2      GlobalOptions Group, Inc. 2006 Employee Stock Purchase Plan,
                   dated as of December 5, 2006.

                                       2

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 11, 2006                GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit No.                          Description
      -----------                          -----------

          2.1      Agreement and Plan of Merger between GlobalOptions Group,
                   Inc., a Nevada corporation and GlobalOptions Group, Inc., a
                   Delaware corporation, dated as of December 5, 2006.

          3.1      Certificate of Incorporation of GlobalOptions Group, Inc.,
                   dated as of November 3, 2006.

          3.2      By-laws of GlobalOptions Group, Inc., dated as of November
                   3, 2006.

          3.3      Certificate of Designations, Powers, Preferences and Other
                   Rights and Qualifications of Series A Convertible Preferred
                   Stock.

          3.4      Certificate of Designations, Powers, Preferences and Other
                   Rights and Qualifications of Series B Convertible Preferred
                   Stock.

         10.1      GlobalOptions Group, Inc. 2006 Long-Term Incentive Plan,
                   dated as of December 5, 2006.

         10.2      GlobalOptions Group, Inc. 2006 Employee Stock Purchase Plan,
                   dated as of December 5, 2006.